SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 4, 1996
                                ----------------

                     UNITED COMPANIES FINANCIAL CORPORATION
_______________________________________________________________________________
               (Exact name of Registrant as Specified in Charter)

Louisiana                 1-7067              71-0430414
_______________________________________________________________________________
(State or Other         (Commission        (IRS Employer
 Jurisdiction of        File Number)        Identification No.)
Incorporation


   4041 Essen Lane, Baton Rouge, Louisiana                70809
_______________________________________________________________________________
   (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code (504) 924-6007

                                 Not Applicable
_______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:
       12.1.    Statement of Computation of Ratio of Earnings to Fixed Charges.
       12.2. Statement of Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED COMPANIES FINANCIAL CORPORATION
                                    --------------------------------------
                                    (Registrant)

Date:  December 5, 1996             By:    /s/ Dale E. Redman
                                    Name:   Dale E. Redman
                                    Title:  Executive Vice President &
                                            Chief Executive Officer

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                                 EXHIBIT INDEX
                                                                  Sequentially
Exhibit Number              Description                          Numbered Page

12.1         Statement of Computation of Ratio of
             Earnings to Fixed Charges.

12.2         Statement of Computation of Ratio of
             Earnings to Combined Fixed Charges and
             Preferred Stock Dividends.